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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                Amendment No. 1

                                       to

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): December 16, 1997



                         CARRAMERICA REALTY CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Maryland                       1-11706                52-1796339
 --------------------------      --------------------      ------------------
(State or other jurisdiction     (Commission File No.)       (IRS Employer
    of Incorporation)                                      Identification No.)





1700 Pennsylvania Avenue, N.W., Washington, D.C.                   20006
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   (Address of Principal Executive Offices)                      (Zip Code)


     Registrant's telephone number, including area code: (202) 624-7500

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                                   FORM 8-K/A

Item 1:  Change in Control of Registrant

        Not applicable.

Item 2:  Acquisition or Disposition of Assets

        Not applicable.

Item 3:  Bankruptcy or Receivership

        Not applicable.

Item 4:  Changes in Registrant's Certifying Accountant

        Not applicable.

Item 5:  Other events.

        On December 16, 1997, CarrAmerica Realty Corporation (the "Company") entered into an Underwriting Agreement and related Terms Agreement with Goldman, Sachs & Co., Prudential Securities Incorporated and Wheat First Butcher Singer relating to the issuance and sale by the Company of 2,000,000 depositary shares (the "Depositary Shares"), each such share representing a one-tenth (1/10) fractional interest in a share of Series D Cumulative Redeemable Preferred Stock, par value $.01 per share, of the Company. In connection therewith, the Company granted to the Underwriters (as defined in the above-described Terms Agreement) an option to purchase an additional 300,000 Depositary Shares to cover over-allotments, if any. The Depositary Shares were registered under the Securities Act of 1933, as amended, pursuant to the Company's Registration Statement on Form S-3 (No. 333-22353).

Item 6:  Resignations of Registrant's Directors

        Not applicable.

Item 7:  Financial Statements and Exhibits

        (a)     Not applicable.

        (b)     Not applicable.

        (c)     Exhibits
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        The exhibits to this Amendment No. 1 on Form 8-K/A are listed in the
Exhibit Index, which appears immediately after the signature page and is incorporated herein by this reference.

Item 8:  Change in Fiscal Year

        Not applicable.


                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 7, 1998                     CARRAMERICA REALTY CORPORATION


                                           By:   /s/  Brian K. Fields
                                               --------------------------------
                                               Brian K. Fields
                                               Chief Financial Officer

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                                 EXHIBIT INDEX




Exhibit Number                                   Exhibit
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   1.1           Terms Agreement dated December 16, 1997, together with related
                 Underwriting Agreement dated December 16, 1997 (incorporated by reference to Exhibit 1.1 to the Form 8-K of the Company filed on December 19, 1997, the filing amended by this Amendment No. 1 on Form 8-K/A)

   4.1 Articles Supplementary relating to Series D Cumulative Redeemable Preferred Stock of the Company

   4.2 Deposit Agreement dated December 16, 1997 between the Company and BankBoston, N.A., as Depositary, and the holders from time to time of the depositary receipts described therein relating to Series D Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.2 to the Form 8-K of the Company filed on December 19, 1997, the filing amended by this Amendment No. 1 on Form 8-K/A)

   5.1 Opinion of Hogan & Hartson L.L.P. dated December 19, 1997 as to the validity of the securities (incorporated by reference to Exhibit 5.1 to the Form 8-K of the Company filed on December 19, 1997, the filing amended by this Amendment No. 1 on Form 8-K/A)